UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2017  (October 13, 2017)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2017, Capstone Turbine Corporation (the “Company”) announced that it had granted Turbine International, LLC. (“TI”) and its affiliate, MTE Service, the sole distribution rights for Capstone products and services in the Russian oil and gas sector in exchange for approximately $6.3 million in cash.

Accounts Receivable Agreement and Promissory Note

In connection with appointment of TI as the Company’s distributor in the Russian oil and gas sector, on October 13, 2017, the Company and TI entered into an Accounts Receivable Assignment Agreement (the “Accounts Receivable Agreement”) and Promissory Note (the “Promissory Note”). Pursuant to the terms of the Accounts Receivable Agreement, the Company assigned to TI its right, title and interest to receivables owed to the Company from the Company’s distributor BPC Engineering. As consideration for the assignment of the BPC Receivable, TI will pay the Company $2.5 million in three payments by February 1, 2018. The first payment of $0.1 million was paid on September 13, 2017. Under the terms of the Promissory Note, TI agreed to pay the Company $3.8 million to be paid over a three-year period in 35 equal monthly installments starting in August 2018.

The descriptions of the Accounts Receivable Agreement and Promissory Note does not purport to be complete and is qualified in its entirety by the reference to the full text of the Accounts Receivable Agreement and Promissory Note, a copy of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Guaranty Agreement

On October 13, 2017, the Company and Hispania Petroleum, S.A. (the “Guarantor”), entered into a Guaranty Agreement (the “Guaranty Agreement”) which guarantees TI’s obligations under the Accounts Receivable Agreement and Promissory Note.

The foregoing summary of the terms of the Guaranty Agreement is not intended to be complete and is qualified in its entirety by the terms of the Guaranty Agreement, a copy of which is attached hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Accounts Receivable Assignment Agreement between Capstone Turbine Corporation and Turbine International, LLC, dated October 13, 2017.
10.2	Promissory Note between Capstone Turbine Corporation and Turbine International, LLC, dated October 13, 2017.
10.3	Guaranty between Capstone Turbine Corporation and Hispania Petroleum, S.A., dated October 13, 2017.

Exhibit Index

Exhibit Number	Description
10.1	Accounts Receivable Assignment Agreement between Capstone Turbine Corporation and Turbine International, LLC, dated October 13, 2017.
10.2	Promissory Note between Capstone Turbine Corporation and Turbine International, LLC, dated October 13, 2017.
10.3	Guaranty between Capstone Turbine Corporation and Hispania Petroleum, S.A., dated October 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION
Date: October 19, 2017	By:	/s/ Jayme L. Brooks
Jayme L. Brooks Chief Financial Officer and Chief Accounting Officer